                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 31, 2001


                                AMF BOWLING, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    001-13539           13-3873268
(State or other jurisdiction        (Commission        (IRS Employer
    of incorporation)               File Number)      Identification No.)


       8100 AMF Drive, Richmond, Virginia                           23111
    (Address of principal executive offices)                     (Zip Code)


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)
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Item 5.  Other Events

     This Form 8-K/A amends and replaces in its entirety the registrant's Form 8-K dated September 4, 2001 reporting an event that occurred August 31, 2001 (the "Original 8-K").

     On October 4, 2001, AMF Bowling Worldwide, Inc., a wholly-owned subsidiary of the registrant, and certain of its direct and indirect subsidiaries, as debtors and debtors in possession (collectively, the "Debtors"), filed an Amended Joint Plan of Reorganization of Debtors Under Chapter 11 of the Bankruptcy Code (the "Amended Plan") and a Disclosure Statement related thereto in the Debtors' Chapter 11 cases (Case No. 01-61119(DHA)) in the United States Bankruptcy Court for the Eastern District of Virginia, Richmond Division.

     A copy of the Amended Plan is filed herewith as Schedule 99.1 and replaces and supersedes in its entirety the Joint Plan of Reorganization filed with the Original 8-K. The Disclosure Statement filed with the Original 8-K is hereby deleted in its entirety as an Exhibit to the Original 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit   Description
-------   -----------
99.1      Debtors' Amended Joint Plan of Reorganization dated October 4, 2001.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:      October 9, 2001             AMF BOWLING, INC.



                                       By:  /s/ Christopher F. Caesar
                                       -------------------------------
                                       Christopher F. Caesar
                                       Senior Vice President, Treasurer and
                                       Chief Financial Officer